                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT (No. 33-67174) UNDER THE SECURITIES ACT OF 1933 [x]

AMENDMENT NO. 9  [x]

Check the appropriate box or boxes:

Hudson Fund Inc. (Exact Name of Registrant as Specified in Charter)

6600 France Avenue South, Suite 275, Edina, Minnesota 55435 (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number including Area Code 1-866-594-0259

Theodore Toso, CEO, Hudson Investor Fund, 6600 France Avenue South, Suite 275, Edina, Minnesota 55435 (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering N/A

It is proposed that this filing will become effective (check appropriate box)

[x] immediately upon filing pursuant to paragraph (b)
[ ] on date pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a) (1)
[ ] on (date) pursuant to paragraph (a) (1)
[ ] 75 days after filing pursuant to paragraph (a) (2)
[ ] on (date) pursuant to paragraph (a) (2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its shares under Securities Act of 1933 pursuant to Section (a) (1) of Rule 24f-2 of the Investment Company Act of 1940. Pursuant to Section (b) (2) of Rule 24f-2, The Registrant filed a Rule 24f notice for its fiscal year ended _________ with the Securities and Exchange Commission on _________.

Copy to:                                                Gardner, Carton, Douglas

Approximate Date to Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940 the Registrant hereby declares that it is registering an indefinite amount of its securities pursuant to this Registration Statement.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8 (a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to Section 8 (a), may determine.


                           Hudson Investors Fund, Inc.
                              CROSS REFERENCE SHEET
Form N-1A
Item Number                                                                 Location in Prospectus
-----------                                                                 ----------------------
Item 1.               Front and Back Pages                                  Front and Back Cover Page
Item 2.               Risk/Return Summary: Investments, Risks and           Key Feature, Performance
                      Performance
Item 3.               Risk/Return Summary: Fee Table                        Fund Expenses
Item 4.               Investment Objectives, Principal Investment           Investment Objectives, Policies and
                      Strategies, and Related Risks                         Investment Strategies, and Related Risks
Item 5.               Management's Discussion of Fund Performance           Description, Management
Item 6.               Management, Organization and Capital Structure        Description of Common Stock
Item 7.               Shareholder Information                               Computation of Net Asset Value, How to
                                                                            Buy Shares, How to Redeem Shares, Tax
                                                                            Treatment: Income Dividends and
                                                                            Capital Gains
Item 8.               Distribution Arrangements                             How to Buy Shares, Shareholders
                                                                            Transaction Expenses
Item 9.               Financial Highlights Information                      Financial Highlights

Form N-1A                                                                   Location in Statement of Additional
Item Number                                                                 Information
-----------                                                                 -----------
Item 10.              Cover Page and Table of Contents                      Cover Page, Table of Contents
Item 11.              Fund History                                          Fund History
Item 12.              Description of the Fund and its Investments and       Classification, Investment Strategies
                      Risks                                                 and Risks, Investment Restrictions
Item 13.              Management of the Fund                                Officers and Directors
Item 14.              Control Persons and Principal Holders of the          Control Persons and Principal Holders
                      Securities                                            of the Securities
Item 15.              Investment Advisory and Other Services                Investment Advisory Agreement,
                                                                            Administration Agreement
Item 16.              Brokerage Allocation and Other Practices              Portfolio Transactions & Brokerage
                                                                            Commissions
Item 17.              Capital Stock and Other Securities                    Notes to Financial Statements
Item 18.              Purchase, Redemption and Pricing of Shares            Computation of Net Asset Value, How to
                                                                            Buy Shares, How to Redeem Shares



                                               4




Item 19.              Taxation of Fund                                      Additional Information Concerning Taxes
Item 20.              Underwriters                                          Not Applicable
Item 21.              Calculation of Performance Data                       Additional Information of Performance
Item 22.              Financial Statements                                  Financial Statements

Part C. Other
Information
Item 23.              Exhibits                                              Exhibits
Item 24.              Persons Controlled by or Under Common Control With    Persons Controlled by or Under Common
                      the Fund                                              Control With the Fund
Item 25.              Indemnification                                       Indemnification
Item 26.              Business and Other Connections of the Investment      Business and Other Connections of the
                      Advisor                                               Investment Advisor
Item 27.              Principal Underwriters                                Principal Underwriters
Item 28.              Location of Accounts and Records                      Location of Accounts and Records
Item 29.              Management Services                                   Management Services
Item 30.              Undertakings                                          Undertakings



PROSPECTUS
June 27, 2001


HUDSON INVESTORS FUND, INC.
(Trading Symbol: HUDIX)

HUDSON INVESTORS FUND, INC. (the "Fund") is a diversified open-end management investment company known as a mutual fund. There is no sales charge incurred in making an investment in the Hudson Investors Fund. The Hudson Investors Fund seeks to provide growth of capital through equity investment in business enterprises whose primary products, services and conduct meet strict ethical standards. For example, the Hudson Investors Fund will not invest in entities that are involved to any degree in gambling, tobacco or alcoholic beverages, which are in the business of lending money, countenance violations of human rights, or recklessly or unlawfully pollute the environment. In addition, the Hudson Investors Fund will not invest in interest bearing instruments.

WALLACE GROWTH FUND, INC. (the "New Fund") is a diversified open-end management investment company known as a mutual fund. There is no sales charge incurred in making an investment in the Wallace Growth Fund. The Wallace Growth Fund seeks to provide growth of capital through equity investment in asset classes known as industry sectors, directly through representative industry specific portfolios, based on industry price momentum.

This Prospectus sets forth, concisely, information about the Fund that you should know before investing. It should be read and retained for future reference.

A Statement of Additional Information for the Fund (also known as Part B) dated June 27, 2001, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters, which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write or call collect to the Fund at its address or telephone number set forth under "General Information" in the Prospectus.

Mutual Fund shares are not deposits or obligations of, or guaranteed by any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

HUDSON INVESTORS FUND, INC.
6600 France Avenue South
Suite 275
Edina, MN 55435

Telephone:                 1-866-594-0259
Fax:                       (952) 927-6239

KEY FEATURES
Hudson Investors Fund

Goal

Growth of capital through equity investment in the securities of companies that meet strict ethical standards. With the primary objective of growth of capital, production of income is a secondary objective. As with any Mutual Fund, there is no assurance that the Fund will achieve its goal.

Strategy

The Fund selects industry concentrated portfolios to invest in based on a mathematical model that calculates a statistic for price momentum. Investment in these particular industries is limited to businesses that nearly all strict moral and ethical investors, regardless of personal, philosophical, religious or moral standards would feel comfortable supporting. For example, the Fund will not invest in entities that are involved to any degree in gambling, tobacco or alcoholic beverages, which are in the business of lending money, countenance violations of human rights, or recklessly or unlawfully pollute the environment. In addition, the Fund will not invest in interest bearing instruments. Funds are allocated to a few United States industries having the highest momentum statistic ranking (three to five sectors depending on the total number of sectors in the population), and reallocated on a periodic basis.

Management

Overall responsibility for management and supervision of the Fund rests with the Fund's Directors. The functions of Investment Manager and Administrator are performed by Hudson Advisers, Inc. and Hudson Investment Management, Inc. respectively. The Hudson Advisers, Inc. has an exclusive, renewable license with Aparacor International, Inc. for the use of proprietary software that has been used by Advanced Capital Management, Inc. and, before that, Trend Capital, Inc. to manage funds as registered investment advisers since September 1998.

Suitability

The Fund may be appropriate for investors who are willing to invest in a fund with considerable volatility in pursuit of potentially high long-term returns.

The value of the Fund's investments will vary from day to day due to changes in stock prices. Stock prices can fluctuate considerably due to market conditions and political, economic and company news.

When you sell your shares, they may be worth more or less than what you paid for them. By itself, the Fund does not constitute a balanced investment plan.

Fund Expenses

Operating a mutual fund involves a variety of expenses for portfolio management, shareholder statements, tax reporting and other services. These expenses are paid from the Fund's assets and their effect is already factored into any quoted share price or return. Also, as an investor, you may pay certain expenses directly.

A.       SHAREHOLDERS TRANSACTION EXPENSES

Sales Load on Purchases                              None
Sales Loan on Reinvested Dividends                   None
Deferred Sales Load                                  None
Redemption Fee (Redemption within one year)          None
Redemption Fee (Redemption after one year)           None

B.       ANNUAL FUND OPERATING EXPENSES ESTIMATED FISCAL 2001
(as a percentage of net assets)

Management Fees            (note 2, 3)               1.00%
Rule 12b-I Fees            (note 4)                  0.25%
Administrative Fees        (note 2,3)                0.25%
Other Expenses             (note 2)                  0.46%
                                                     -----
         Total Fund Operating Expenses               1.96%

C.       EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each period:

1 Year                                               $19
3 Years                                              $57

Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor In the Fund may bear directly or indirectly. While the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return more or less than 5%. The example should not be considered a representation of future expenses or performance. Actual expenses may be more or less than those shown.

1. Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. In addition to the above, if you request wire redemption of less than $1,000, you will be charged a $20.00 wire fee.

2. Annual Fund Operating Expenses are based on an estimate of the Fund's expenses. Management Fees are paid by the Fund to Hudson Advisors, Inc. for managing the Fund's investments. Administrative Fees are paid by the Fund to Hudson Investment Management, Inc. for managing the Fund's business affairs. These fees may be decreased depending on the size of the Fund -- See "Investment Manager and the Administrator". The Fund incurs Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Management Fees, Administrative Fees and Other Expenses have already been reflected in the Fund's yield or share price and are not charged directly to individual shareholder accounts.

3.       Management Fees and Administrative Fees were waived till June 30, 2001.

4. The Board of Directors expects to adopt a "Service and Distribution Plan" pursuant to Rule 12b-1 under the Investment Company Act of 1940, which must be submitted to shareholders before it can take effect. If approved by holders of a majority of the Fund's outstanding shares, it will provide for an annual fee of 0.25% of Fund assets.

Financial Highlights


                                                        Year            Ended
                                                        ----          ---------

Net asset value, beginning of period                  $  95,685       $  61,977

Income from investment operations:

Net investment income                                 $     172       $     219
Net gains/(losses) on securities
(both realized and unrealized)                        $ -33,844       $       0
Total from Investment Operations                      $ -33,672       $     219
Capital Share Transactions                            $  -1,739       $   1,000
Less:  Distributions:
Dividends from net investment income                  $      -0       $      -0
Distributions from net realized capital gains         $      -0       $      -0
Return of capital                                     $      -0       $      -0
Administrative expenses                               $  33,672       $  93,862

Total Distributions                                   $  33,672       $  93,862

         Net Asset Value, end of period               $  61,977       $ -30,666

Total Return                                             -38.50%        -151.09%

Ratios/Supplemental Data:
Net assets, end of period                             $  61,977       $ (30,666)
Ratio of expenses to average net assets                   43.58%         599.55%
Ratio of net investment income to average net            -24.48%           1.40%
Assets
Portfolio turnover rate                                  100.00%           0.00%

Performance

         During the 12 month period ended December 31, 2000 the investment strategy to be employed by the Fund had a total return of -151.09% compared to a total average return of -8.52% for the Russell 3000 during the same period, as published in the January 3, 2001 Wall Street Journal.


Year-by-Year Total Returns
(Percentage)

                                     1996     1997      1998     1999     2000

Hudson Investors Fund                7.98    -30.33    -39.63   -38.50  -151.09
S & P                               22.96     33.36     28.58    21.04    -9.10

                    Comparison of Change in Value of $10,000
               Investment In Hudson Investors Fund and S & P 5000

----------------------------------------------------------------------------
Average Annual Total Returns - for periods ending 12/31/00
----------------------------------------------------------------------------
                                                Life of
                           1 year     5 year       Fund

Hudson Inv. Fund           10000          0           0
----------------------------------------------------------------------------
S & P 500                   9090      23198       33397
----------------------------------------------------------------------------


Wallace Growth Fund

Goal

Growth of capital through equity investment in index-like baskets of equity shares in recognized industry sectors identified as having current upward price momentum. With the objective of growth of capital, production of income is a secondary objective. As with any Mutual Fund, there is no assurance that the Fund will achieve its goal.

Strategy

The Fund believes that investors can outperform well-recognized indices of equity market performance by timely targeting of industry sectors that have a substantial probability of outperforming the over-all equity market. The Fund relies on a proprietary model to identify the sectors of the equity market that are most likely to outperform. The model relies on certain technical and fundamental factors to identify, on a monthly basis, the 5 of 39 industry sectors monitored that appear to have the strongest probability of outperforming the market.

The computer-based model identifies and ranks each sector based on 12 factors that the Fund believes are the most influential in determining the performance of equity securities in the following one-month period. [Two of the key factors used in the model are time periods, which is the main filter, and the nature of the price change. Conceptually, three forces drive price change: Overall market trends, i.e. bull or bear markets; security specific factors, e.g. earnings reports, analysts recommendation; and sector trends, being in and out of favor.] Two other factors that the model considers are:

1. 30 day trailing average price. This is the month end closing price, although an average of the month end and the day before and the day after may be used if prices have been exceptionally volatile. This is more accurately 30-day or monthly price increments and is significant primarily in that it deletes what may be regarded as statistical noise from the analysis. This is utilized to provide an indication of momentum a given sector has, other contributing factors are used to help quantify the persistence of that momentum.

2. Specific rolling periods. The formula is a proprietary combination of time-series analysis for periods of different duration that have been found to correlate to future price changes. Multiple periods are involved in such a way as to indicate relative strength at different times through the prior twelve months. The Fund believes that selected periods have a high correlation to support of the ability of a sector to retain momentum.

This factors are used to isolate price acceleration, which is the primary characteristic used to identify sectors and rank opportunities.

The computer model produces a single statistic for each sector. This statistic is a grade or a score of the composite price changes of a sector over a period of time. The perfect curve has a good base of price increases and a current trend of increasingly better price performance. The grading statistic is used to rank each industry sector and the top 5 sectors are identified for investment.

Based on the model's recommendations, the Fund will allocate the Fund's assets in balanced portfolios in each of those 5 industry sectors by purchasing a broadly distributed group of securities in that industrial sector weighted to approximately form an index of the sector.

Each month, the Fund will review the industry sector allocation of the Fund's assets based on the new conclusions reached by the model after the update of information for the current month and reallocations may occur. If the Fund decides to reallocate Fund assets, it will cause the Fund to sell all of its shares in one or more industry sectors and to purchase shares in equities in the new industry sector(s) chosen by the model.

Management

Overall responsibility for management and supervision of the Fund rests with the Fund's Directors. The functions of Investment Manager and Administrator are performed by Hudson Advisers, Inc. and Hudson Investment Management, Inc. respectively. The Hudson Advisers, Inc. has an exclusive license with Aparacor International, Inc. for the use of proprietary software that has been used by Advanced Capital Management, Inc. and, before that, Trend Capital, Inc. to manage funds as registered investments advisers since September 1998.

Suitability

The Fund may be appropriate for investors who are willing to invest in a fund with considerable volatility in pursuit of potentially high long term returns.

The value of the Fund's investments will vary from day to day due to change in stock or mutual fund prices. Stock and mutual fund prices can fluctuate considerably due to market conditions and political, economic and company news.

When you sell your shares, they may be worth more or less than what you paid for them. By itself, the Fund does not constitute a balanced investment plan.

Fund Expenses

Operating a mutual fund involves a variety of expenses for portfolio management, shareholder statements, tax reporting and other services. These expenses are paid from the Fund's assets and their effect is already factored into any quoted share price or return. Also, as an investor, you may pay certain expenses directly.

A.       SHAREHOLDERS TRANSACTION EXPENSES

Sales Load on Purchases                              None
Sales Loan on Reinvested Dividends                   None
Deferred Sales Load                                  None
Redemption Fee (Redemption within one year)          None
Redemption Fee (Redemption after one year)           None

B.       ANNUAL FUND OPERATING EXPENSES ESTIMATED FISCAL 2001
(as a percentage of net assets)

Management Fees            (note 2, 3)               1.00%
Rule 12b-I Fees            (note 4)                  0.25%
Administrative Fees        (note 2, 3)               0.25%
Other Expenses             (note 2, 3)               0.46%
                                                     -----
         Total Fund Operating Expenses               1.96%

C.       EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each period:

1 Year                                               $19
3 Years                                              $57

Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor In the Fund may bear directly or indirectly. While the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return more or less than 5%. The example should not be considered a representation of future expenses or performance. Actual expenses may be more or less than those shown.

1. Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. If you request a wire redemption of less than $1,000, you will be charged a $20.00 wire fee.

2. Annual Fund Operating Expenses are based on an estimate of the Fund's expenses. Management Fees are paid by the Fund to Hudson Advisors, Inc. for managing the Fund's investments. Administrative Fees are paid by the Fund to Hudson Investment Management, Inc. for managing the Fund's business affairs. These fees may be decreased depending on the size of the Fund -- See "Investment Manager and the Administrator". The Fund incurs Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Management Fees, Administrative Fees and Other Expenses have already been reflected in the Fund's yield or share price and are not charged directly to individual shareholder accounts.

3.       Management Fees and Administrative Fees are waived till June 30, 2001.

4. The Board of Directors expects to adopt a "Service and Distribution Plan" pursuant to Rule 12b-1 under the Investment Company Act of 1940, which must be submitted to shareholders before it can take effect. If approved by holders of a majority of the Fund's outstanding shares, it will provide for an annual fee of 0.25% of Fund assets.

Performance

The Wallace Growth Fund intends to utilize an investment strategy currently employed by a Registered Investment Advisor. THE WALLACE GROWTH FUND HAS NOT BEEN IN OPERATION AND HAS NO TRACK RECORD OF PAST PERFORMANCE. The results presented here are the actual performance of an affiliated registered investment advisor utilizing the same historical fundamental factors and the same proprietary analytic model to identify investment selections in the same way the mutual fund intends to manage its investments.

During the 12 month period ended December 31, 2000 the investment strategy to be employed by the Fund had a total return of 41.91% compared to a total return of -8.52% for the Russell 3000 during the same period, as published in the January 3, 2001 Wall Street Journal.

Trend Capital Management, Inc. first utilized the fund's investment strategy for managing funds on a retail basis in September 1998. The investment strategy and underlying computer software was acquired from Trend Capital Management, Inc. by Advanced Capital Management, Inc., which began using it for the same purpose in March 2000. The returns reported below pertain to the entity employing the strategy during the respective period, with the transition to Advanced Capital Management, Inc. beginning on the first day it had funds under management using this investment strategy.

Year-by-Year Total Returns
(Percentage)
                                   4 Months
                                     1998     1999      2000

Wallace Growth Fund                 42.64     78.53     41.91
-----------------------------------------------------------------------------
S & P                               29.05     21.04     -9.10
-----------------------------------------------------------------------------

Best quarter: Q4 '99, 44.50%        Worst quarter: Q3 '99, -4.16%

                    Comparison of Change in Value of $10,000
                Investment In Wallace Growth Fund and S & P 5000


----------------------------------------------------------------------------
                  9/1/98  12/31/98  12/31/99  12/31/00   4/30/01
----------------------------------------------------------------------------
Wallace Grow Fund  10000   14264     25465     36138     34338
----------------------------------------------------------------------------
       S & P 500   10000   12905     15620     17042     16128
----------------------------------------------------------------------------

FEATURES IN DETAIL

Description

Hudson Investors Fund, Inc. (the "Hudson Fund") is a Maryland corporation. It is a diversified open-end investment management company seeking as its primary objective growth of capital with production of income as a secondary objective. The Hudson Fund seeks to achieve these objectives through investment in the securities of companies that meet strict ethical standards. The Hudson Fund commenced its operations in August 1994.

Management

Overall responsibility for management and supervision of the Hudson Fund rests with the Hudson Fund's Directors. There are 7 Directors, 4 of whom are not "interested persons" of the Fund within the meaning of that term under the Investment Company Act of 1940. The Board meets regularly four times each year, and at other times as necessary.

By virtue of the functions performed by Hudson Advisors, Inc. as Investment Manager and Hudson Investment Management, Inc., as Administrator, the Hudson Fund requires no employees other than its executive officers, all of who are employed by the Manager or Administrator. Theodore Toso is assuming the duties of President of the Hudson Fund as well as its Investment Manager and Administrator.

The Statement of Additional Information contains the names of and general background information regarding each Director and Principal Officer of the Fund.

Litigation

On March 30, 1999, an Administrative Law Judge of the Securities and Exchange Commission ordered the Hudson Fund, its Adviser and its then President, Mr. Latef, to "cease and desist from committing or causing a violation or any future violation of Section 17(a) of the Securities Act, Section 10(b) of the Exchange Act, and Rule 10b-5 thereunder, Section 34(b) of the Company Act". The Adviser was additionally ordered to cease and desist from the violation of "Section 204 and 207 of the Adviser Act and Rule 204-1(b) thereunder". Mr. Latef was additionally ordered to cease and desist from violations of Section 207 of the Adviser Act. The order also suspended Mr. Latef from "being associated with an investment adviser or an investment company for a period of three months". Mr. Latef filed a petition for review by the Commission of this initial decision with regard to him personally. The Hudson Fund and the Adviser decided not to file such a petition.

Investment Objectives, Policies and Risks

The Hudson Fund seeks to provide growth of capital through equity investment in business enterprises whose primary products, services and conduct meet strict ethical standards. For example, as more fully set out below, the Fund does not invest in business enterprises which are involved to any significant degree in gambling or the manufacture, sale or distribution of tobacco products or alcoholic beverages, which lend money for interest, support or countenance violations of human rights, or recklessly or unlawfully pollute the environment. Rather, the Fund concentrates its investments in businesses in which nearly all strict moral and ethical investors, regardless of personal, philosophical, religious or moral standard would feel comfortable in supporting.

The Wallace Growth Fund seeks to provide growth of capital through equity investment in United States equities corresponding to the Russell 5000. The Fund will allocate all or substantially all of its investments into industry sectors comprising approximately one industry in seven, with industry sectors defined in such a way as to fully cover the Russell 3000 or the Wilshire 5000. The allocation to industries will be determined on an approximately monthly basis based on the momentum statistic rankings for all industry sectors. The Wallace Growth Fund will only look through to the individual securities to the degree necessary to establish the securities proper membership in an asset class.

Investment may be made in domestic and foreign common and preferred securities or in instruments convertible into such securities. The issuers of these securities may range from very small to very large companies. Consequently, the securities purchased may range from "penny" stocks with substantial risk to "blue chips" with comparatively lower risk. The Funds intends to limit investment in "penny" stock to no more than 5% of their net assets. The Fund may invest up to 5% of its net assets in unregistered securities, although the Fund may take into consideration the likelihood of any such company registering these or any of its securities in the foreseeable future. Current income (exclusively through dividends) is secondary to the primary goal of capital appreciation.

The investment objectives of the Fund may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. There can be no assurance that the Fund's investment objectives will be achieved.

THE INVESTMENT SELECTION PROCESS

The primary investment selection criterion is to narrow potential investments to the asset class or classes determined to have the strongest price momentum based on a proprietary algorithm developed for this purpose. The principal asset class category will be industrial sector, with possible consideration of style, size, and regional distinctions when and if deemed appropriate.

Potential investment portfolio selections will be identified by Hudson Advisers, Inc. ("the Manager"), using standard compilations of publicly held companies such as Standard & Poors, Wilshire, or Russells. Additional investigation of the financial affairs of the potential investment will be limited and intended solely to exclude companies that cannot be expected to be sold within the parameters of the strategy.

If after the initial purchase by the Hudson Investors Fund it is determined that a company's activities fall within the prohibited activities, the securities of such company will be eliminated from the portfolio in a prudent and timely sale. In no event, however, will such security be retained longer than six months from the time the Fund learns of the investment disqualification. This requirement may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so.

PARTICULAR CONSIDERATIONS

Hudson Investors Fund and The Wallace Growth Fund are investing in industry sector specific stock portfolios constructed to generally represent the aggregate investment performance of the asset class, much like an index fund. The industry portfolio is selected so as to represent the full range of securities that make up the industry sector analyzed by the algorithm. The Wallace Growth Fund does not apply the same ethical standards as the Hudson Investors Fund.

Consideration of any particular stock for purchase in the Hudson Investors Fund first involves an assessment of whether that business entity's primary business purpose, product or service is consistent with the strict ethical and moral foundations upon which the Fund is based. While no list of ethical considerations can be exhaustive or complete, an understanding of the restrictions on investment must include at its base the fundamental concept that modern society necessarily brings each person into daily contact with forces that many would like to avoid and certainly would not want to invest in. Broad categories of products and service industries that many would care to avoid include alcoholic beverages, tobacco, illicit drug paraphernailia, literature or material that is pornographic or supportive of lifestyles based on drug abuse, violence or immorality as well as enterprises which own or draw a significant portion of their revenues or income from operating casinos, which offer entertainment of a lewd or immoral nature, or which primarily sell or distribute any of the products mentioned above (hereinafter, "prohibited activities").

The Hudson Investors Fund will not lend money for interest, nor will it invest in organizations that do so, including banks. Rather, the Fund will at all times, to the extent possible, invest in equity securities and equity equivalents. Dividend income will be permitted and the Fund may invest in dividend producing securities.

The Hudson Investors Fund also will not invest in a business enterprise that, regardless of its products or services, diminishes the quality of life. For example, the Fund will not knowingly invest in any corporation which does not meet or exceed the environmental requirements of the jurisdiction in which it operates or otherwise recklessly destroys or pollutes the environment. The Fund will not invest in any business which countenances, by its presence or otherwise, violations of human rights such as apartheid or genocide.

Naturally, many of the decisions will be subjective and will involve decisions such as materiality. There are few, if any, universal measurements of ethical or moral standards. The selection of appropriate investments, therefore, will largely be within the discretion and judgment of the management of the Fund. In addition, it should be noted that the moral and ethical considerations inherent in the Fund's investment philosophy necessarily limit the available investments compared with funds with no such criteria.

PARTICULAR MANAGEMENT POLICIES REGARDING INTEREST

The Hudson Investors Fund will at all times, to the extent possible, be fully invested in equities such as common stock and preferred stock. The Fund believes many ethical investors are uncomfortable with lending money for interest and the Fund will avoid this type of investment. The consequence of not investing in interest-bearing securities is that the Fund will not enjoy the cash flow generated by interest income and may be invested in equity securities that do not produce current income. Interest income unavoidably incurred will be minimal. Unfortunately, in the modern world funds must necessarily flow through the banking system and through brokerage accounts, making interest income almost impossible to avoid. But the Fund will be scrupulous in being fully invested in equities and equity equivalents as quickly as possible and it is anticipated that interest income will be kept to a bare minimum.

The Hudson Investors Fund believes it will be sufficiently liquid to meet redemption requests even without depositing money in interest bearing accounts. A significant portion of the Fund's portfolio will be in common stocks which are readily tradable on national securities exchanges and markets. However, unlike other investment companies, the Fund cannot invest in debt securities for temporary defensive purposes. This may adversely affect the Fund's performance in difficult market situations.

Management and Administration Fees

The Investment Advisor to the Fund is Hudson Advisers, Inc. (the "Manager"), 6600 France Avenue South, Suite 275, Edina, Minnesota 55435.

The Manager provides investment advisory services for the Fund. It's principal executive officer, who is also a director of the Fund, is Theodore Toso. Pioneer Spirit 2000, Inc. entered in to a memorandum of understanding on April 30, 1999 to acquire all the shares of the Manager (Hudson Advisers, Inc.) subject to compliance by the Fund and the Manager with the applicable provisions of the Investment Company Act of 1940 prior to completion of the transaction. Such acquisition has been terminated by agreement of the parties.

Subject to the supervision and direction of the Fund's Board of Directors, the Manager manages the Fund's investment portfolio in accordance with the Fund's stated investment objectives and policies, makes investment decisions for the Fund and places orders to purchase and sell securities on behalf of the Fund.

The Manager performs these services for an annual investment management fee payable monthly based on the Fund's average daily net asset value as follows:

         Annual rate                                1.00%


Hudson Investment Management, Inc. (the "Administrator"), 6600 France Avenue South, Suite 275, Edina, Minnesota 55435 provides certain administrative services to the Fund, including assistance with certain federal and state compliance matters. The Administrator keeps, updates and administers share purchase and redemption requests, and compiles and provides to the shareholders periodic information and performance reports. The Administrator receives a fee payable monthly at the annual rate of 0.96% of the Fund's average daily net asset value. Included in the 0.96% are the 0.25% in distribution and service (12b-1) fees noted above.

The Fund will use certain registered broker-dealers as required to register the Fund's shares in order to comply with the various state securities laws.

For a more complete description of the terms of the Investment Advisory Agreement, as well as for the guidelines followed by the Manager in seeking to obtain the best price and execution of the purchase and sale of securities for the Fund, please refer to the Statement of Additional Information.

The Administrator is an "affiliated person" of the Manager, since they are under common control.

BUYING AND SELLING SHARES

Computation of Net Asset Value

The net asset value per share of the Fund is determined once each business day as of the close of regular trading hours (currently 4:00 p.m. New York time) on the New York Stock Exchange. Such determination will be made by dividing the value of all securities and other assets (including dividends accrued expenses), by the total number of shares outstanding.

Portfolio securities are valued as follows:

1. Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices.

2. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker.

3. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the Fund, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments. The Fund does not intend to own securities which may need to be valued by amortized cost method.

                  Determination of the net asset value may be suspended when the right of redemption is suspended as provided under "How to Redeem Fund Shares."

How to Buy Shares

Shares of the Fund are offered on a continuous basis at the net asset value. The net asset value per share of the Fund, and hence the purchase price of the shares, will vary with the value of securities held in the Fund's portfolio. Purchasers of the Fund's shares pay no "sales load"; the full amount of the purchase price goes toward the purchase of shares of the Fund. Purchases are made at the net asset value next determined by the Fund's Manager, Hudson Advisors, Inc. following receipt of a purchase order at the address set forth below, accompanied by payment for the purchase. The Fund may also from time to time accept wire purchase orders from broker/dealers and institutions who have been approved previously by the Fund.

Orders for shares of the Fund received prior to the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. New York time) are confirmed as the net asset value determined at the close of regular trading hours on the Exchange on that day.

Orders received at the address set forth below subsequent to the close of regular trading hours on the New York Stock Exchange will be confirmed at the net asset value determined at the close of regular trading hours on the next day the New York Stock Exchange is open.

An account may be opened and shares of the Fund purchased by completing the Investment Application enclosed within this Prospectus and sending the Application, together with a check for the desired amount, payable to "Hudson Investors Fund, Inc." c/o Hudson Investment Management, Inc., Firstar Mutual Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The minimum amount for the initial purchase of shares of the Fund is $100.00. This minimum amount will remain in effect until the Fund reaches 2,000 shareholders, after which time the minimum amount for initial purchases will be $1,000.00. PLEASE
NOTE: A $30 FEE WILL BE CHARGED TO YOUR ACCOUNT FOR ANY PAYMENT CHECK RETURNED TO THE CUSTODIAN DUE TO INSUFFICIENT FUNDS.

You may also pay for shares by instructing your bank to wire federal funds to the Fund. Federal funds are monies of member banks within the Federal Reserve System. Your bank must include the full name(s) in which you account is registered and your Fund account number, and should address its wire as follows:

         Firstar Bank/Trust                          ABA # To be determined
         For
         A/C
         FBO "Wallace Growth Fund"
         Account of
         Shareholder Account #

If you are opening a new account by wire transfer, you must first telephone Hudson Investment Management at Firstar Mutual Fund Services, LLC to request an account number and furnish your social security or other tax identification number. A completed application with signature(s) of registrant(s) must be filed with the Fund immediately subsequent to the initial wire. Federal funds wires must be in amounts of $1,000 or more. Your bank will generally charge a fee for this wire. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

Shares of the Fund may be purchased or redeemed through certain broker/dealers who may charge a transaction fee, which would not otherwise be charged if the shares were purchased or redeemed directly from the Fund.

The Fund reserves the right to reject purchases under circumstances or in amounts considered disadvantageous to the Fund. CERTIFICATES WILL NOT BE ISSUED UNLESS REQUESTED IN WRITING BY THE REGISTERED SHAREHOLDER(S).

The Fund is required by federal tax law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS regulations regarding Tax ID Certification. In order to avoid this withholding requirement, you must certify through signature on your Application, or on a separate W-9 Form supplied by the Fund, that your Social Security or Taxpayer Identification Number is correct (or you are waiting for a number to be issued to you), and that you are currently not subject to backup withholding, or you are exempt from backup withholding.

While the Fund provides most shareholder services, certain special services, such as a request for a historical transcript of an account, may involve an additional fee. To avoid having to pay such a fee for these special services, it is important that you save your last year-to-date Confirmation Statement received each year.

PLEASE REFER ALL QUESTIONS AND CORRESPONDENCE ON NEW AND EXISTING ACCOUNTS (SUCH AS PURCHASES OR REDEMPTIONS, OR STATEMENTS NOT RECEIVED), DIRECTLY TO THE FUND, BY WRITING TO FIRSTAR MUTUAL FUND SERVICES, LLC, 615 E. MICHIGAN STREET, MILWAUKEE, WI 53202, OR BY CALLING THE FUND CUSTOMER SERVICE DEPARTMENT AT 1-866-594-0259. PLEASE REFERENCE YOUR FUND ACCOUNT NUMBER.

How to Add to Your Account

BUYING MORE SHARES

Subsequent purchase maybe made in amounts of $100 or more. (Note: There are no minimum investment amounts applied to retirement plans.) After each purchase you will receive an account statement for the shares purchased. Once a shareholder's account has been established, additional purchases may be made by sending a check made payable to "Hudson Investors Fund, Inc." to the Fund c/o Hudson Investment Management, Inc., Firstar Mutual Fund Services, LLC, 615 E. E. Michigan Street, Milwaukee, WI 53202. Please enclose the stub of your account statement and include your Fund account number on your check (as well as the attributable year for retirement plan investments, if applicable).

REINVESTING DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Any shareholder may at any time request and receive automatic reinvestment of any Fund income dividends and capital gains distributions, or income dividends only, or capital gains distributions only, in additional shares of the Fund unless the Fund's Board of Directors determines otherwise. Under this arrangement, the Fund sells to the shareholder full and fractional shares at the net asset value per share, adds these shares to the shareholder's unissued certificate account, and sends the shareholder an account statement reflecting the reinvestment. The $100 minimum requirement for subsequent investments does not apply to such reinvestment.

The election to reinvest may be made on the Investment Application enclosed within this Prospectus or by writing to Hudson Investors Fund, Inc., c/o Hudson Investment Management, Inc., Firstar Mutual Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. Any such election will automatically continue for subsequent dividends or distributions until written revocation is received by the Fund.

How to Redeem Shares

BY WRITTEN REQUEST ONLY: Shareholders may only redeem shares of the Fund by mail, by writing directly to the Fund and requesting liquidation of all or any part of their shares. The redemption request must be signed exactly as the shareholder's name appears on the form of registration and must include the Fund account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as their names appear in the registration. Shareholders holding stock certificates must deliver them along with their signed redemption requests.

To protect your account and the Fund from fraud, signature guarantees are required for certain redemptions. SIGNATURE GUARANTEES ARE REQUIRED FOR: (1) all redemptions of $5,000 or more; (2) any redemptions if the proceeds are to be paid to someone other than the person(s) or organization in whose name the account is registered; (3) any redemptions which request that the proceeds be wired to a bank, and (4) requests to transfer the registration of shares to another owner. The Fund requires that signatures be guaranteed by an "eligible guarantor institution" as defined in rule 17Ad-I 5 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. The Fund cannot accept guarantees from notaries public.

In certain instances, the Fund may require additional documents, such as certified death certificates or proof of fiduciary or corporate authority. (NOTE: PLEASE CALL HUDSON INVESTORS FUND, INC. TO VERIFY REQUIRED LANGUAGE FOR ALL RETIREMENT REDEMPTION REQUESTS). No redemption shall be made unless a shareholder's investment application is first on file. In addition, the Fund will not mail redemption proceeds until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can be as long as 15 days.

Redemption requests mailed to the Fund's "Investment Manager" located in Edina, Minnesota must be forwarded to the Fund's Administrator and will not be effected until they are received and determined to be in good order by the Fund's Administrator. The Fund's Administrator cannot accept redemption requests which specify a particular forwarded date for redemption. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to involuntarily redeem shares in any account for its then current net asset value (which will be promptly paid to the shareholder) if at any time the total investment does not have a value of at least $1,000.00, provided such reduction in value below the minimum is due to shareholder redemptions and not due solely to reduction in net asset value due to the Fund's performance. The shareholder will be notified that the value of his or her account is less than the required minimum and will be allowed at least 30 days to bring the value of the account up to at least $1000.00 before the redemption is processed.

The redemption price will be the net asset value of the shares to be redeemed as determined at the first close of regular trading hours on the New York Stock Exchange after receipt of such shares to be redeemed. No redemption charge will be made. Payment for shares redeemed is made within seven days after receipt in good order, at the address set forth above, of the certificates (or of the redemption request where no certificates have been issued) by mailing a check to the shareholder's address of record. Please note, a $20 fee will be charged to your account at the time of redemption if instructions to wire proceeds are given; there is no fee to mail proceeds.

The right of redemption may not be suspended or payment upon redemption deferred for more than seven calendar days except: (1) when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed, other than for, weekends and holidays, (2) when the Securities and Exchange Commission has by order permitted such suspension or (3) when an emergency, as defined by the Rules of the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. In case of a suspension of the determination of the net asset value, the right of redemption is also suspended and unless a shareholder withdraws his request for redemption, he will receive payment at the net asset value next determined after termination of the suspension.

As provided in the Fund's Articles of Incorporation, payment for shares redeemed may be made either in cash or in kind, or partly in cash and partly in kind. However, the Fund has elected, pursuant to Rule 18f-I under the Investment Company Act of 1940, to redeem its shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interest of the Fund. Any portfolio securities paid or distributed in kind would be valued as described under "Computation of Net Asset Value". Subsequent sale of such securities would require payment of brokerage commissions by the investor.

The value of a shareholder's shares on redemption may be more or less than the cost of such shares to the shareholder, depending upon the net asset value of the Fund's shares at the time of redemption.

Systematic Cash Withdrawal Plan

The Fund offers a Systematic Cash Withdrawal Plan as another option, which may be utilized by an investor who wishes to withdraw funds from his account on a regular basis. To participate in this option an investor must either own or purchase shares having a value of $10,000 or more. Automatic payments by check will be mailed to the investor on either a monthly, quarterly, semi-annual or annual basis in amounts of $500 or more. All withdrawals are processed on the 25th of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Please complete the appropriate section on the Investment Application enclosed within this Prospectus, indicating the amount of the distribution and the desired frequency.

An investor should realize that if withdrawals exceed income dividends and capital gain distributions, the invested principal will be depleted. Thus, depending on the size of the withdrawal payments and fluctuations in the value of the shares, the original investment could be exhausted entirely. An investor may change or stop the Plan at any time by written notice to the Fund. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS MUST BE AUTOMATICALLY REINVESTED TO PARTICIPATE IN THIS PLAN. Stock certificates cannot be issued under the Systematic Cash Withdrawal program.

Tax Treatment:  Income Dividends and Capital Gains

The Fund expects to retain substantially all of its net investment income, if any, and all of its net realized capital gains, if any. Changeover in the industries signaled by the momentum statistics tends to include one or two out of the five industries each month. Net proceeds of investments sold and investment income will be reinvested based on the new allocation model. The Fund may, from time to time, pay distributions out to shareholders at the discretion of the Directors. Any distribution paid necessarily reduces the Fund's net asset value per share by the amount of the distribution. Distributions may be reinvested in additional shares of the Fund (see "Reinvesting Income Dividends and Capital Gains Distributions" above).

The Fund intends to meet the requirements for the special tax treatment afforded certain investment companies and their shareholders under Subchapter M of the Internal Revenue Code. Under such circumstances, the Fund is not subject to federal income tax on such part of its ordinary taxable income or net realized long-term capital gains that it distributes to shareholders. Distributions paid by the Fund from net investment income and short-term capital gains (but not distributions paid from long-term capital gains) will be taxable as ordinary income to shareholders, whether received in cash or reinvested in the Fund. Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund for the year. Shareholders who are citizens or residents of the United States will be subject to federal taxes with respect to long-term realized capital gains which are distributed to them, whether or not reinvested in the Fund and regardless of the period of time such shares have been owned by the shareholders. Detailed federal tax information will be furnished to each shareholder after the end of each calendar year.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months, will be deemed for federal tax purposes to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are paid (as expected) during January of the following year.

Prior to purchasing shares of the Fund, the impact of dividends or capital gains distributions which are expected to be announced or have been announced but not paid should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value of his or her shares by the per share amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxes, which may be at ordinary income tax rates.

A taxable gain or loss my be realized by an investor upon his redemption, transfer or exchange of shares of the Fund, depending upon the cost of such shares when purchased and their price at the time of redemption, transfer or exchange.

The information above relates only to federal taxes. Income and capital gains distributions may also be subject to state and local taxes.

Performance Calculations

From time to time, performance information, such as total return for the Fund, may be quoted in advertisements or in communications to shareholders. The Fund's total return may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by the fund during the period are reinvested in Fund shares.

The total return of the Fund may be compared to that of other mutual funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. and to indices prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and Morningstar Inc.

Performance quotations of the Fund represent the Fund's past performance and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund's calculations of yield and total return.

Description of Common Stock

The Hudson Investors Fund is a Maryland corporation organized on March 12, 1993. The Fund's authorized capital is 200 million shares of Common Stock, par value $0.001 per share. Each share has equal voting, dividend and liquidation rights. The outstanding shares are, and shares offered by this Prospectus when issued for a consideration in excess of the par value will be, fully-paid and non-assessable. Shares have no preemptive or conversion rights and are freely transferable.

The Wallace Growth Fund is [needs to be set up].

Shares may be issued as full or fractional shares and each fractional share has proportionately the same rights as provided for full shares.

The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so and, in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

The Fund does not presently intend to hold annual meetings of shareholders except as required by the Investment Company Act of 1940 or other applicable law. However, it should be noted that only 10% of the shareholders are necessary to call for a meeting of shareholders to consider the removal of one or more directors. To the extend required by law, the Fund will assist in shareholder communication in such matters.

General Information

The Fund's complete address is:      Hudson Investors Fund, Inc.
                                     Firstar Mutual Fund Services
                                     615 E. Michigan Street
                                     Milwaukee, WI 53202

                                     Wallace Growth Fund
                                     Firstar Mutual Fund Services
                                     615 E. Michigan Street
                                     Milwaukee, WI 53202

Its telephone number is:             1-866-594-0259

         As used in this Prospectus the term "majority" means the holders of the lesser of (1) 67% of the Fund's shares present at a meeting if the holder of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the Fund's outstanding shares.

Custodian and Transfer Agent

Firstar Mutual Fund Services, LLC, Milwaukee, Wisconsin serves as Custodian of all securities and cash owned by the Fund.

The Custodian performs no managerial or policy making functions for the Fund. Pursuant to an agreement between the Custodian and the Administrator, the Administrator performs certain administrative and record-keeping services for the Custodian. The Custodian re-allows a portion of its custody fee to the Manager for providing those services delegated to it by the Fund.

Firstar Mutual Fund Services, LLC, Milwaukee, Wisconsin serves as the Fund's Transfer Agent.

Audits and Reports

Investors in the Fund will be kept informed of its progress through quarterly reports showing diversification of portfolio, principal security changes, statistical data and other significant data and annual reports containing audited financial statements. The Fund's independent certified public accountants are Stefanou & Company, LLP, 1360 Beverly Road, Suite 305, McLean, Virginia 22101.

PROSPECTUS
         June 27, 2001

INVESTMENT MANAGER
         Hudson Advisers, Inc.
         6600 France Avenue South
         Suite 275
         Edina, Minnesota 55435
         Telephone 1-866-594-0259

ADMINISTRATOR
         Hudson Investment Management, Inc.
         Firstar Mutual Fund Services, LLC
         615 E. Michigan Street
         Milwaukee, WI 53202
         Telephone 1-866-594-0259

CUSTODIAN BANK
         Firstar Mutual Fund Services, LLC
         615 E. Michigan Street
         Milwaukee, WI 53202

TRANSFER AGENT
         Firstar Mutual Fund Services, LLC
         615 E. Michigan Street
         Milwaukee, WI 53202

INDEPENDENT ACCOUNTANTS
         Stefanou & Company, LLP
         1360 Beverly Rd., Suite 305
         McLean, VA 22101

LEGAL COUNSEL
         Gardner, Carton, Douglas

                           HUDSON INVESTORS FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                               ------------------


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE FUND'S ANNUAL REPORT IS INCORPORATED HEREIN.

TO OBTAIN A FREE ADDITIONAL COPY OF THE PROSPECTUS DATED JUNE 27, 2001, PLEASE CONTACT HUDSON INVESTORS FUND, INC., FIRSTAR MUTUAL FUND SERVICES, LLC, 615 e. MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202, OR CALL COLLECT TO THE FUND AT 1-866-594-0259.

                                TABLE OF CONTENTS

                                                                            Page

         Statement of Additional Information                                 3

         Fund History                                                        3

         Description of the Fund and Its Investments and Risks               3

         Management of the Fund                                              4

         The Investment Advisory Agreement                                   6

         The Administrative Agreement                                        6

         Fees Paid to Manager and Administrator                              6

         Portfolio Transactions and Brokerage Commissions                    6

         Additional Information Concerning Taxes                             6

         Additional Information on Performance Calculations                  7

         Financial Statements                                                8

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read in conjunction with the Prospectus of the Fund having the same date as this Statement of Additional Information. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus of the Fund.

Fund History

The Fund was incorporated in the State of Maryland on March 18, 1993. On August 9, 1994 the registration statement was declared effective by the U.S. Securities and Exchange Commission. The Fund's objective is growth of capital through equity investment in business enterprises whose primary products, services and conduct meet strict ethical standards.

Description of the Fund and Its Investments and Risks

CLASSIFICATION

Hudson Investors Fund, Inc. is a diversified open-end management investment company.

INVESTMENT STRATEGIES AND RISKS

The Wallace Growth Fund is investing in industry sector specific mutual funds, usually of a single mutual fund manager. The fund manager is selected based on overall performance across all funds that may be selected for inclusion in the fund based on the algorithm. Further, the mutual fund offering of the fund manager must provide a reasonable complete coverage of the full range of industries. Because the Wallace Growth Fund does not have any control over the investments of the sub-funds, the ethical standards of the Hudson Investors Fund are not applied.

Consideration of any particular stock for purchase in the Hudson Investors Fund first involves an assessment of whether that business entity's primary business purpose, product or service is consistent with the strict ethical and moral foundations upon which the Fund is based. While no list of ethical considerations can be exhaustive or complete, an understanding of the restrictions on investment must include at its base the fundamental concept that modern society necessarily brings each person into daily contact with forces that many would like to avoid and certainly would not want to invest in. Broad categories of products and service industries that many would care to avoid include alcoholic beverages, tobacco, illicit drug paraphernalia, literature or material that is pornographic or supportive of lifestyles based on drug abuse, violence or immorality as well as enterprises which own or draw a significant portion of their revenues or income from operating casinos, which offer entertainment of a lewd or immoral nature, or which primarily sell or distribute any of the products mentioned above (hereinafter, "prohibited activities").

The Hudson Investors Fund will not lend money for interest, nor will it invest in organizations that do so, including banks. Rather, the Fund will at all times, to the extent possible, invest in equity securities and equity equivalents. Dividend income will be permitted and the Fund may invest in dividend producing securities.

The Hudson Investors Fund also will not invest in a business enterprise that, regardless of its products or services, diminishes the quality of life. For example, the Fund will not knowingly invest in any corporation which does not meet or exceed the environmental requirements of the jurisdiction in which it operates or otherwise recklessly destroys or pollutes the environment. The Fund will not invest in any business which countenances, by its presence or otherwise, violations of human rights such as apartheid or genocide.

Naturally, many of the decisions will be subjective and will involve decisions such as materiality. There are few, if any, universal measurements of ethical or moral standards. The selection of appropriate investments, therefore, will largely be within the discretion and judgment of the management of the Fund. In addition, it should be noted that the moral and ethical considerations inherent in the Fund's investment philosophy necessarily limit the available investments compared with funds with no such criteria.

INVESTMENT RESTRICTIONS

A list of the Fund's Investment policies and restrictions, including those policies and restrictions that can be changed by the Board of Directors without shareholder approval, can be found on page 3 of the Fund's Prospectus dated August 5, 1999.

The following investment restrictions are deemed fundamental policies and may be changed only by the approval of the holders of a "majority" of the Fund's shares (as defined under "General Information"):

The Fund will not:

1.       Borrow money or engage in collateralized or covered short sales.

2. Issue any senior securities (as defined in the Investment Company Act of 1940).

3.       Act as an underwriter of securities.

4.       Purchase or sell real estate.

5. Invest less than 75% of the value of its total assets in securities limited in respect to any one issuer to an amount not exceeding 5% of the value of its total assets, Government securities (as defined in the Investment Company Act of 1940), cash and cash items. (There is no similar restriction as to the investment of the balance of the Fund's total assets). It should be noted however that the Fund will not invest in any interest bearing instruments. Consequently, there may not be any Government Securities or cash items available to the Fund.

6. Purchase or own 10% or more of the outstanding voting securities of any electric or gas utility company (as defined in the Public Utility Holding Company Act of 1935).

7. Purchase the securities of an issuer, if, to the Fund's knowledge, one or more Officer(s) or Director(s) of the Fund or of its Investment Advisor or Manager individually own more than 0.5%, and those owning more than 0.5% together own beneficially more than 5%, of the outstanding securities of such issuer.

8.       Make loans to other persons or lend or deposit money for interest.

9.       Invest in options or commodities.

10.      Invest more than 45% of the assets of the Fund in any one industry.

The following Investment Restrictions may be changed by the Board of Directors of the Fund:

1.       Invest for the purpose of exercising control or management.

The percentage limitations on investments are applied at the time an investment is made. An actual percentage in excess of a stated percentage limitation does not violate the limitation unless such excess exists immediately after an investment is made and results from the investment. In other words, appreciation or depreciation of the Fund's investments will not cause a violation of the limitations. In addition, the limitations will not be violated if the Fund receives securities by reason of a merger or other form of reorganization.

PORTFOLIO TURNOVER

The portfolio turnover was 77% in 1998 and 108% in 1997.

Management of the Fund

Overall responsibility for management and supervision of the Fund rests with the Fund's Directors. There are 7 Directors, 4 of whom are not "interested persons" of the Fund within the meaning of that term under the Investment Company Act of 1940. The Board meets regularly four times each year, and at other times as necessary.

The following have consented to act as the directors and executive officers of the Fund. Their position with the Fund, their addresses, affiliations, if any, with the Investment Advisor or Manager, and principal occupations during the past five years are set forth below. An asterik (*) after a name indicates an "interested person" as such term is defined in the Investment Company Act of 1940.

OFFICERS AND DIRECTORS

Arthur B. Carlson III, age 49, is a Director of the Fund since April 2001, and has served as a Governor and Chief Investment Officer of Advanced Capital Management, LLC since inception. Mr. Carlson joined Aparacor International, Inc. in September 2000 and served as its Chief Financial Officer until transferring to Advanced Capital Management in March 2001.

Theodore Toso, age 32, is the President and a Director of the Fund since April 2001. Mr. Toso is a Principal in Ward & Company, Ltd., a registered investment advisor, and has managed a bond portfolio there since 1995.


DIRECTORS

Rashid J. Khan, M.D., age 49, is a surgeon who earned his medical degree from King Edward Medical College, University of the Punjab, Lahore, Pakistan. He is a Diplomat of the American Board of Surgery, Fellow of the American College of Surgeons and Fellow of the International College of Surgeons.

Pieter J. De Jong, age 51, Attorney, Partner de Jong & Weber, General Counsel First Connecticut Consulting Group, Inc., a diversified financial and investment services company. He holds a Doctor in Law degree from University of Toledo.

E. J. Sobek, age 48 is President of American Eagle Food Products, Inc. He has held several executive positions with multi-national food corporations.

COMPENSATION OF DIRECTORS

The officers and directors of the Fund receive no direct compensation from the Fund for services to it. There are no separate audit, compensation or nominating committees of the Board of Directors.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Richard C. Wallace, 6600 France Avenue South, Edina, 55435, Chairman and Director of the Fund owns 51% of the shares of the Fund beneficially. Mr. Choudhry is the only "control person" of the Fund.

First Trust Corp., Denver, Colorado for the account of Mariano Marquez, owns more than 10% but is not a "control person".

The Investment Advisory Agreement

The Investment Advisory Agreement (the "Agreement") requires Hudson Advisers, Inc. (the "Manager"), to furnish research, statistical and administrative services and advice, reports and recommendations with respect to the Fund's portfolio, and to compute the net asset value of the Fund's shares and maintain the books and records of the Fund. The Agreement provides that the Manager is not required to give the Fund preferential treatment as compared with the treatment given to any other customer or investment company. In addition, the Manager furnishes to the Fund office space and facilitates necessary in connection with the operation of the Fund. The Fund pays, or arranges for others to pay, all other expenses in connection with its operations.

The investment advisory fee payable under the Agreement is payable monthly, at an annual rate set forth in the Prospectus under "Investment Manager and the Administrator." The same section in the Prospectus provides the details about a memorandum of understanding signed by the manager, whereby its shares may be acquired by another company.

The Administrative Agreement

Hudson Investment Management, Inc. (the "Administrator") provides certain administrative services to the Fund, including assistance with all federal and state compliance matters. The Administrator receives a fee payable monthly at the annual rate set forth in the Prospectus under "Investment Manager and the Administrator." The same section in the prospectus sets out pertinent information about acquisition of this company by another company.

The Administrator also serves as the Fund's accounting services agent, and has responsibility for certain accounting services (e.g. computation of the net asset value of the Fund's shares and maintenance of the Fund's books and, financial records).

Fees Paid to Manager and Administrator.

The Manager, Hudson Advisers, Inc., and Administrator, Hudson Investment Management, Inc. are paid fees based on net assets of the Fund calculated at the annual rates shown below and paid monthly:

                                             Manager           Administrator
         Annual rates charged                1.00%                 0.25%


Management fees and administrative fees were waived till December 31, 1998.

Portfolio Transactions and Brokerage Commissions

The Investment Advisory Agreement contains provisions which authorize the Manager to recommend and cause the Fund to pay brokerage commissions in excess of commissions which might be charged by other brokers, where a determination is made that the amount of commission paid is reasonable in relation to the brokerage and research services provided by the broker to the Fund, viewed in terms of the particular transaction or the overall responsibilities of the Manager with respect to the Fund. In addition, the Investment Advisory Agreement recognizes that the Manager may, at its expense, acquire statistical and factual information, advice about economic factors and trends and other appropriate information from others in carrying out its obligations.

Additional Information Concerning Taxes

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situation.

DIVIDENDS
A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as short-term capital gains and non-qualifying dividends, the percentage of the dividends from the Fund that qualifies for the deduction generally will be less than 100%.

CAPITAL GAINS DISTRIBUTIONS
The Fund's long-term capital gains distributions are federally taxable to shareholders generally as capital gains.

RETURN OF CAPITAL
If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

FOREIGN TAX CREDIT OR DEDUCTION
Foreign governments may withhold taxes on dividends earned by the Fund with respect to foreign securities. Foreign governments may also impose taxes on other payments and gains with respect to foreign securities. Because the Fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

OTHER TAX INFORMATION
As stated in the Prospectus, the Fund intends to qualify as a regulated investment company under the Internal Revenue Code for each taxable year.

A nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any fiscal year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The foregoing discussion is based on Federal tax laws and regulations, which are in effect on the date of this Statement of Additional Information; such laws and regulations, may be changed by legislative or administrative action.

Additional Information on Performance Calculations

From time to time, the Fund's total return may be quoted in advertisements, shareholders reports or other communications to shareholders.

TOTAL RETURN CALCULATIONS
The Fund computes its aggregate total and average annual return by determining the average annual compounded rate of return during specified periods that equate the initial amount invested to the ending redeemable value of such hypothetical $1,000 initial investment by $1,000 and raising the quotient to a power equal to one dividend by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

This calculation can be expressed as follows:

                             P (1 + T) TO THE POWER OF n = ERV

                             P=   hypothetical initial investment of $1,000

                    Where:   T=   average annual total return

                             N=   number of years

                             ERV= ending redeemable value of
                                  a hypothetical $1,000
                                  investment made at the
                                  beginning of the period.

Since performance will fluctuate, performance data for the Fund cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Additionally, shareholders should be aware that while certain banks have FDIC insurance, investments in the Fund are NOT insured.

Financial Statements

The financial statements of the Fund which appear in this Statement of Additional Information have been examined by Stefanou & Company, LLP, 1360 Beverly Rd., Suite 305, McLean, Virginia 22101, independent certified public accountants. The report of the said firm of accountants given upon their authority as experts in accounting and auditing is also included.

                             STEFANOU & COMPANY, LLP
                          1360 BEVERLY ROAD, SUITE 305
                                MCLEAN, VA 22101
                                 (703) 448-9200
(703) 448-3515 (FAX)
--------------------------------------------------------------------------------


Hudson Investors Fund, Inc.
874-A2 Pompton Ave.
Cedar Grove, New Jersey 07009


         We have audited the accompanying statement of assets and liabilities of Hudson Investors Fund, Inc. as of December 31, 2000 and the related statements of operations and changes in net assets for the year ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based upon our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hudson Investors Fund, Inc. at December 31, 2000 and the results of its operations for the year then ended, and the changes in net assets for the period then ended in conformity with generally accepted accounting principles.

         The accompanying financial statements have been prepared assuming the Fund will continue as a going concern. As discussed in Note 5 to the financial statements, the Fund is still in the development stage and has no established source of revenue. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also described in Note 5. The financial statements do not reflect any adjustments that might result from the outcome of this uncertainty.


                                                 Sincerely,


                                                 /s/ Stefanou & Company
                                                 Stefanou & Company, LLP

McLean, VA
May, 2001

                           Hudson Investors Fund, Inc.
                       Statement of Assets and Liabilities
                             As of December 31, 2000


ASSETS

         Cash                                                         $   2,080
                                                                      ----------

Total Assets                                                              2,080

LIABILITIES

         Payable for:
                  Investor Funds Pending Instructions                    18,836
                  Accounts Payable                                       13,910
                                                                      ----------

Total Liabilities                                                        32,746

NET ASSETS                                                              (30,666)
                                                                      ==========


ANALYSIS OF NET ASSETS

         Capital Stock, par value $.01; 200,000 shares authorized;
         25,560.1733 shares outstanding (Note 7)                      $ 226,502

         Retained Earnings                                            $(163,525)
         Net Loss on Operations                                       $ (93,643)
                                                                      ----------

Net Assets Applicable to Shares Outstanding                           $ (30,666)
                                                                      ==========


                        See note to financial statements.

                           Hudson Investors Fund, Inc.
                             Statement of Operations
                      For the Year Ended December 31, 2000


INCOME:

         Dividends and Interest                                   $      218.80

EXPENSES:

         Office Expenses                                          $       54.71
         Custodian and Transfer Agent Fees                               667.71
         Regulatory Fees and Related Expenses                             35.00
         Filing and Quotation Services                                   871.63
         Professional Fees                                               593.00
         Organizational Expenses                                      91,000.00
         Taxes                                                           640.00
                                                                  --------------

         Total Expenses                                           $  (93,862.05)
                                                                  --------------

Net Income (Loss) from Operations                                 $  (93,643.25)
                                                                  ==============




                       See notes to financial statements.

                           Hudson Investors Fund, Inc.
                       Statement of Changes in Net Assets
                      For the Year Ended December 31, 2000


                                                               Year Ended
                                                       December 31, December 31,
                                                            2000        1999
                                                       -----------   -----------
Operations:

Investment Income - net                                $  (93,643)   $  (33,500)
Net Unrealized Depreciation on Investments             $        -    $        -
Net Realized Loss on Sale of Investments               $        -    $        -
                                                       -----------   -----------

Net Increase (Decrease) in Net Assets
  Resulting From Operations                            $  (93,643)   $  (31,969)

Capital Stock Transactions:

Shares Redeemed                                        $        -    $  (10,638)
Net Proceeds From Shares Sold                          $    1,000    $    8,899
                                                       -----------   -----------

Net Increase (Decrease) in Net Assets
  Resulting From Capital Stock Transactions            $    1,000    $   (1,739)


Total Increase (Decrease) in Net Assets                $  (92,643)   $  (33,708)
                                                       ===========   ===========


Net Assets:

Beginning Period:                                      $   61,977    $   95,685
End of Period:                                         $  (30,666)   $   61,977


                       See notes to financial statements.

                           HUDSON INVESTORS FUND, INC.
                          Notes to Financial Statements
                                December 31, 2000


NOTE 1 - DESCRIPTION OF THE FUND

Hudson Investors Fund, Inc. ("Fund") is a registered investment company following guidelines for investing ethically. The Fund does not invest in the securities of companies in the tobacco, banking, gambling or brewery industries or companies that pollute the environment or condone apartheid, ethnic cleansing or other inhumane behavior.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT VALUATION.
Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market valuers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sales price (currently 4:00 p.m. New York time) on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation.

Portfolio securities are valued as follows:

         1. Securities listed or admitted to trading on any national securities exchange are valued at their last sale price at the exchange where the securities are principally traded.

         2. Securities traded in the over-the-counter market are valued at the last sales prices, if carried by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from the principal reporting agency.

         3. All other securities and assets are valued at their fair value as determined in good faith by the Board of directors of the Fund, which may include the amortized cost method of securities maturing in sixty days or less and other cash equivalent investments.

NOTE 3 - INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income includes premium and discount amortization on money market instruments; it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

The fund may purchase securities with delivery or payments to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to designate cash or other liquid assets equal to the value of the securities purchased. At December 31, 2000 the Fund had no purchase commitments.

FUND SHARE VALUATION.
Fund shares are sold and redeemed on a continuous basis at net asset value. On each day, the New York stock exchange is open for trading, the net asset value per share is determined as of the earlier of 4:00 p.m. New York time or the close of the exchange. The net asset value per share is determined separately for the one class of stock by dividing the Fund's net assets attributable to the class by the number of shares of the stock outstanding.

                           HUDSON INVESTORS FUND, INC.
                          Notes to Financial Statements
                                December 31, 2000


FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS.
The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the year ended December 31, 2000. There is no accumulated net realized loss on sales of investments for federal income tax purposes at December 31, 2000.

Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

NOTE 4 - TRANSACTIONS WITH AFFILIATES

MANAGEMENT AGREEMENT.
The Fund has management advisory and administration agreements with Hudson Advisors, Inc. and Hudson Investment Management, Inc. who are contracted to exact the following fees:

                              1.00%   Management Fee
                              0.25%   Administrative Fee

These fees have been waived to the end of 2000. Fees will be charged for the year 2001 and subsequent years.

NOTE 5 - GOING CONCERN

The Fund's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Fund has not established revenues sufficient to cover its operating costs and allow it to continue as a going concern. The stockholders/officers and/or directors have committed to advancing the operating costs of the Fund.

NOTE 6 - MARGIN LOAN

The Fund has no margin or loan accounts.

NOTE 7 - CAPITAL SHARE TRANSACTIONS

Transactions in capital stock for the year ended December 31, 2000 are as follows:

                                                     SHARES           AMOUNT
                                                   ------------     ------------
Balance as of December 31, 1999                    24,747.8256      $225,501.52

Shares issued                                         812.3477         1,000.00
Shares redeemed                                              0                0
                                                   ------------     ------------

Net Increases (Decreases)

Balance as of December 31, 2000                    25,560.1733      $226,501.52

NOTE 8 - INVESTMENT TRANSACTIONS

Purchases and sales of investment securities were zero dollars and zero dollars respectively, for the year ended December 31, 2000.

                           HUDSON INVESTORS FUND, INC.
                          Notes to Financial Statements
                                December 31, 2000



NOTE 9 - THE FUND HAS NO LEASE OR OTHER FINANCIAL COMMITMENTS

NOTE 10 - CONCENTRATION OF CREDIT RISK

Financial instruments potentially subject to a concentration of credit risk consist principally of investments in securities. At times, such investments may be concentrated in a particular industry, but it is not the Fund's intention to concentrate its investments in any particular industry on a permanent basis.

NOTE 11 - LITIGATION

On March 30, 1999, an Administrative Law Judge of the United States Securities and Exchange Commission ordered the Fund to "cease and desist from committing or causing a violation or any future violation of Section 17(a) of the Securities Act, Section 10(b) of the Exchange Act, and Rule 10b-5 thereunder, Section 34(b) of the Company Act." The Adviser was additionally required to cease and desist from the violation of "Section 204 and 207 of the Adviser Act and Rule 204-1(b) thereunder." Mr. Latef was additionally required to cease and desist from violations of Section 207 of the Adviser Act. The order also suspended Mr. Latef from "being associated with an investment adviser or an investment company for a period of three months." Mr. Latef filed a petition for review of this initial decision with regard to him personally, whereas the Fund and the Adviser decided not to file such a petition.

NOTE 12 - LARGE SHAREHOLDERS

The Fund has two shareholders with over a 10% interest in the Fund. They are Akram Choudhry and First Trust Corporation for the account of Mariano Marquez.

NOTE 13 - ADVISER AND MANAGEMENT COMPANY

The stock of Fund's Adviser (Hudson Adviser's, Inc.) and the Management Company (Hudson Investment Management, Inc.) continue to be fully owned by Javed Latef, the President of the Fund. Both the Adviser and Management Company intend to continue performing their duties to the Fund under their respective contracts.

                           HUDSON INVESTORS FUND, INC.

                                    Form N-IA

         Part C. Other Information.

Item 23, Exhibits

a.       Articles of Incorporation*
b.       By-laws.*
c. Provisions of Articles of Incorporations and By-Laws Defining the rights of holders of securities being Registered.*
d.       Form of Investment Advisory Agreement.*
e.       Not Applicable.
f.       Not Applicable.
g.       Form of Custodian Agreement-*
h.       Administrative Agreement.*
i.       Opinion and Consent of Counsel.*
j.       Consent of Certified Public Accountants.
k.       Not Applicable.
l.       Not Applicable..
m.       Not Applicable
n.       Financial Data Schedules, Filed herewith.
o.       Not Applicable
------------
*        Previously filed

Item 24, Persons Controlled by or Under Common Control with the Fund

         None

Item 25, Indemnification.

         Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland gives Registrant the power to indemnify its directors and officers under certain situations. Article Seventh of Registrant's Articles of Incorporation, attached hereto as Exhibit (1) and Articles II of Registrant's By-laws, attached hereto as Exhibit (2) provide for the indemnification of Registrant's directors and officers.

         Notwithstanding the foregoing, Article Seventh of Registrant's Article of the Annotated Code of Maryland gives Registrant the power (a) to purchase and maintain insurance for its directors and officers against any liability asserted against them and incurred by them in that capacity or arising out of their status as such, whether or not Registrant would have the power to indemnify such directors and officers under such statute, and (b) under certain circumstances to pay the reasonable expenses incurred by a director or officer in defending an action, suit or proceeding in advance of the final disposition of the action, suit or proceeding.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered the Registrant, will, unless in the opinion o fits counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction on the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Advisor.

Pioneer Spirit 2000, Inc. entered into a memorandum of understanding on April 30, 1999 to acquire all the shares of the Manager subject to compliance by the Fund and the Manager with the applicable provisions of the Investment Company Act of 1940 prior to completion of the transaction. Javed Latef, its president has spent the past eight years as an independent, private investment consultant specializing in ethical investments. He owned 100% stock of the Investment Manager till its acquisition by Pioneer Spirit 2000, Inc. on April 30, 1999.

Item 27. Principal Underwriter.

None

Item 28. Location of Accounts and Records.

         All records described in Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-I to 31a-31 promulgated thereunder, are maintained by the Fund's Administrator, Hudson Investment Management, Inc., 6600 France Avenue South, Suite 275, Edina, Minnesota 55435, except for those maintained by the Fund's Custodian, Item 29. Management Services.

None

Item 30. Undertakings.

Not Applicable

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Edina, the State of Minnesota, on the 27th day of June, 2001.

         The Registrant hereby certifies that the Post Amendment #3 meets all the requirements for effectiveness in Rule 485(b) under the Securities Act of 1933.

                                          HUDSON INVESTORS FUND, INC.


                                          By: /s/ Arthur B. Carlson III
                                          ----------------------------------
                                                  ARTHUR B. CARLSON III

         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                              Title                           Date


                                Chairman of the
------------------------        Board and Director                 June 27, 2001


                                President and                      June 27, 2001
------------------------        Director


/s/ E.J. Sobeck                 Director                           June 27, 2001
------------------------
E.J. Sobeck


                                Director                           June 27, 2001
------------------------


                                Director                           June 27, 2001
------------------------


/s/ Pieter J. deJong            Director                           June 27, 2001
------------------------
Pieter J. deJong


/s/ Rashid J. Khan              Director                           June 27, 2001
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Rashid J. Khan